UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SILVERBOX CORP III

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SILVERBOX CORP III
1250 S. Capital of Texas Highway
Building 2, Suite 285
Austin, TX 78746
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2024
To the Stockholders of SilverBox Corp III:
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of SilverBox Corp III, a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on August 23, 2024 at 7:00 a.m. Pacific Time, via live webcast at the following address https://www.cstproxy.com/silverboxcorpiii/2024. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated August 6, 2024, and is first being mailed to stockholders of the Company on or about August 7, 2024. You are cordially invited to attend the Special Meeting for the following purposes:
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Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) from September 2, 2024 (the “Termination Date”) to March 2, 2025, comprised of six (6) one-month extensions (each, an “Extension”) for a total of six months following the Termination Date (assuming the Business Combination has not occurred) (the end date of each such Extension, the “Extended Date”);

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Proposal No. 2 — The “Founder Share Amendment Proposal” — to consider and vote upon a proposal to amend (the “Founder Share Amendment”) the Charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “Founder Shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock” and, together with the Class B common stock, the “Common Stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”); and

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Proposal No. 3 — The “Redemption Limitation Amendment Proposal” — to consider and vote upon a proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the Class A common stock included as part of the units sold in the Company’s initial public offering (collectively, the “Public Shares” and, individually, each a “Public Share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,000 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and

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Proposal No. 4 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (“NYSE”) (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote.
Only holders of record of shares of the Common Stock at the close of business on August 5, 2024 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten (10) days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The purpose of the Extension Amendment, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal is to allow us more time to complete a Business Combination. The Charter provides that we have until September 2, 2024 to complete our Business Combination, unless such period is extended by the Sponsor pursuant thereto. The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the NYSE following any stockholder redemptions in connection with the Extension. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
Our Board currently believes that there is not sufficient time before September 2, 2024 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with a Business Combination and consummate the closing of any Business Combination. Accordingly, our Board believes that in order for our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, we will need to obtain the Extension.
Pursuant to the Charter, we are providing the holders of our Public Shares (such holders, the “Public Stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and Continental Stock Transfer & Trust (“CST”) to hold the proceeds of the initial public offering (the or our “IPO”) and the sale of the private placement warrants (the “Trust Account”), including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares (and which election we refer to as the “Election”). Public Stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by Public Stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Public Stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed our Business Combination by the Extended Date. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension Amendment is implemented and a Public Stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed Business Combination in the future and the right to redeem their Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of a Business Combination.

Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding Public Shares sold in the IPO.
We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 (the “IR Act”) on any redemptions or stock buybacks by the Company.
The units sold in our IPO (the “Units”) each include (i) one share of Class A common stock and (ii) one-third of one redeemable warrant, with each whole warrant exercisable for one share of Class A common stock (the “Public Warrants”). Holders of the Public Warrants do not have redemption rights with respect to the Public Warrants in connection with the Extension Amendment Proposal.
Our Sponsor has agreed to waive its redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any Public Shares it holds. Our Sponsor paid for 3,450,000 Founder Shares. Our Sponsor is not entitled to redeem the Founder Shares. As of the date of the Proxy Statement, our Sponsor owns 20.00% of our issued and outstanding shares of Common Stock, and we have been informed by our Sponsor that it intends to vote in favor of each of the proposals.
We are not asking you to vote on a Business Combination at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of a Business Combination, among other things, at a separate special meeting. If the Extension Amendment Proposal is not approved and our Sponsor does not elect to exercise its extension option as described below, we will not be able to consummate a Business Combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension Amendment Proposal, sufficient cash amounts may not remain in the Trust Account to permit the Company to consummate a Business Combination.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. Approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal. The Charter provides that we are currently not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,000. Consequently, we will not proceed with the Extension Amendment if redemptions of our Public Shares in connection with the Extension Amendment would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.
Holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $147.7 million that was in the Trust Account as of August 5, 2024. In such event, we may need to obtain additional funds to consummate a Business Combination and for the Company’s shares of Common Stock to be or remain listed on the NYSE, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our

Sponsor may, but is not obligated to, extend the Termination Date by an additional three (3) months, by depositing $0.10 per Public Share, or an aggregate of $1,380,000 for such three-month period, into the Trust Account, in exchange for an additional 920,000 warrants of the Company.
If the Extension Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date, it is expected that we will: (i) cease all operations (except for the purpose of winding up), (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
Based upon the amount in the Trust Account as of August 5, 2024, which was approximately $147.7 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.70 at the time of the Special Meeting. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our income and franchise taxes, divided by the number of then outstanding Public Shares and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any Business Combination through the Extended Date if the Extension Amendment Proposal is approved.
The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require the affirmative vote by holders of at least a majority of all our outstanding shares of Common Stock. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding Common Stock, voting together as a single class, and (y) the affirmative vote of a majority of the outstanding Class B common stock, voting as a separate class. Approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of our outstanding shares of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. The approval of the Extension Amendment Proposal is essential to the implementation of the Board’s plan to extend the date by which we must consummate our Business Combination.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.
The Board has unanimously determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and, if presented, “FOR” the Adjournment Proposal.
Your attention is directed to the Proxy Statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this Proxy Statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Sodali & Co., at (800) 662-5200; banks and brokers can call at (203) 658-9400.
By Order of the Board of Directors
/s/ Stephen Kadenacy Stephen M. Kadenacy Chairman and Chief Executive Officer
August 6, 2024
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 23, 2024: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/silverboxcorpiii/2024.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M., EASTERN TIME, ON AUGUST 21, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

SILVERBOX CORP III
1250 S. Capital of Texas Highway
Building 2, Suite 285
Austin, TX 78746
SPECIAL MEETING
TO BE HELD ON AUGUST 23, 2024
PROXY STATEMENT
The Special Meeting (the “Special Meeting”) of SilverBox Corp III (“we”, “us”, “our” or the “Company”) will be held on August 23, 2024 at 7:00 a.m. Pacific Time via live webcast at the following address https://www.cstproxy.com/silverboxcorpiii/2024, for the sole purpose of considering and voting upon the following proposals:
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Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) from September 2, 2024 (the “Termination Date”) to March 2, 2025, comprised of six (6) one-month extensions (each, an “Extension”) for a total of six months following the Termination Date (assuming the Business Combination has not occurred) (the end date of each such Extension, the “Extended Date”);

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Proposal No. 2 — The “Founder Share Amendment Proposal” — to consider and vote upon a proposal to amend (the “Founder Share Amendment”) the Charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “Founder Shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock” and, together with the Class B common stock, the “Common Stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”); and

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Proposal No. 3 — The “Redemption Limitation Amendment Proposal” — to consider and vote upon a proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the Class A common stock included as part of the units sold in the Company’s initial public offering (collectively, the “Public Shares” and, individually, each a “Public Share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,000 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and

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Proposal No. 4 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (“NYSE”) (the “Adjournment Proposal”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The purpose of the Extension Amendment, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal is to allow us more time to complete a Business Combination. The Charter provides that we have until September 2, 2024 to complete our Business Combination, unless such period is extended by the Sponsor pursuant thereto. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
Our Board currently believes that there is not sufficient time before September 2, 2024 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with a Business Combination and consummate the closing of any Business Combination. Accordingly, our Board believes that in order for our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, we will need to obtain the Extension.
Pursuant to the Charter, we are providing the holders of our Public Shares (such holders, the “Public Stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and CST to hold the proceeds of the IPO and the sale of the private placement warrants (the “Trust Account”), including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares (and which election we refer to as the “Election”). Public Stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by Public Stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Public Stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed our Business Combination by the Extended Date. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension Amendment is implemented and a Public Stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed Business Combination in the future and the right to redeem their Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of a Business Combination.
Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding Public Shares sold in the IPO.
We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the IR Act on any redemptions or stock buybacks by the Company.
The units sold in our IPO (the “Units”) each include (i) one share of Class A common stock and (ii) one-third of one redeemable warrant, with each whole warrant exercisable for one share of Class A common stock (the “Public Warrants”). Holders of the Public Warrants do not have redemption rights with respect to the Public Warrants in connection with the Extension Amendment Proposal.
Our sponsor, SilverBox Sponsor III LLC (“Sponsor”), has agreed to waive its redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any Public

Shares. Our Sponsor purchased 3,450,000 Founder Shares for an aggregate of $25,000. Our Sponsor is not entitled to redeem the Founder Shares. As of the date of this Proxy Statement, our Sponsor owns 20.00% of our issued and outstanding shares of Common Stock, and we have been informed by our Sponsor that it intends to vote in favor of each of the proposals.
We are not asking you to vote on a Business Combination at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of a Business Combination, among other things, at a separate special meeting. If the Extension Amendment Proposal is not approved, we may not be able to consummate a Business Combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension Amendment Proposal, sufficient cash amounts may not remain in the Trust Account to permit the Company to consummate a Business Combination.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. Approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal. The Charter provides that we are currently not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,000. Consequently, we will not proceed with the Extension Amendment if redemptions of our Public Shares in connection with the Extension Amendment would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.
Holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $147.7 million that was in the Trust Account as of August 5, 2024. In such event, we may need to obtain additional funds to consummate a Business Combination and for the Company’s shares of Class A common stock to be or remain listed on NYSE, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date, it is expected that we will: (i) cease all operations (except for the purpose of winding up), (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
Based upon the amount in the Trust Account as of August 5, 2024, which was approximately $147.7 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.70 at the time of the Special Meeting. The closing price of the Public Shares on NYSE on August 5, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.69. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our income and franchise taxes, divided by the number of then outstanding Public Shares and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any Business Combination through the Extended Date if the Extension Amendment Proposal is approved.
The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require the affirmative vote by holders of at least a majority of all our outstanding shares of Common Stock. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding Common Stock, voting together as a single class, and (y) the affirmative vote of a majority of the outstanding Class B common stock, voting as a separate class. Approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of our outstanding shares of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. The approval of the Extension Amendment Proposal is essential to the implementation of the Board’s plan to extend the date by which we must consummate our Business Combination.
Our Board has fixed the close of business on August 5, 2024 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 17,250,000 shares of Common Stock outstanding, of which 13,800,000 were Public Shares. The Company’s Public Warrants do not have voting rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Proposal and, if presented, the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
The Company will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Sodali a fee of up to $25,000 plus Sodali’s out-of-pocket expenses. The Company will reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.
The Board has unanimously determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and, if presented, “FOR” the Adjournment Proposal.
This Proxy Statement is dated August 6, 2024 and is first being mailed to stockholders on or about August 7, 2024.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company incorporated under the laws of the State of Delaware on January 13, 2021, whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”). On March 2, 2023, we consummated our IPO of 13,800,000 Units, including the issuance of 1,800,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of Class A common stock and one-third of one redeemable warrant, with each whole warrant exercisable for one share of Class A common stock. The Units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $138,000,000. Like many blank check companies, the Charter provides for the return of the funds held in trust to the holders of Public Shares if there is no qualifying Business Combination(s) consummated on or before a certain date (in our case, September 2, 2024). Our Board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate a Business Combination to the Extended Date via the Extension Amendment in order to allow our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, and is submitting these proposals to our stockholders to vote upon.
Q:
What is being voted on?

A:
You are being asked to vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

•
Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) from September 2, 2024 (the “Termination Date”) to March 2, 2025, comprised of six (6) one-month extensions (each, an “Extension”) for a total of six months following the Termination Date (assuming the Business Combination has not occurred) (the end date of each such Extension, the “Extended Date”);

•
Proposal No. 2 — The “Founder Share Amendment Proposal” — to consider and vote upon a proposal to amend (the “Founder Share Amendment”) the Charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “Founder Shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock” and, together with the Class B common stock, the “Common Stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”); and

•
Proposal No. 3 — The “Redemption Limitation Amendment Proposal” — to consider and vote upon a proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the Class A common stock included as part of the units sold in the Company’s initial public offering (collectively, the “Public Shares” and, individually, each a “Public Share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,000 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and
•
Proposal No. 4 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (“NYSE”) (the “Adjournment Proposal”).

Holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
The Company will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Company determines not to continue extending for additional calendar months, the Company will cease operations and.
Q:
What are the purposes of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:
The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a Business Combination. Our Board currently believes that there will not be sufficient time before September 2, 2024 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with a Business Combination and consummate the closing of any Business Combination. Accordingly, our Board believes that in order for our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, we will need to obtain the Extension.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the NYSE following any stockholder redemptions in connection with the Extension.
The purpose of the Redemption Limitation Amendment Proposal is to allow the Company to proceed with the Extension Amendment even if redemptions of our Public Shares in connection with the Extension would cause us to have less than $5,000,000 of net tangible assets. Consequently, we will not proceed with the Extension Amendment if redemptions of our Public Shares in connection with the Extension Amendment would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.
The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal and/or the Redemption Limitation Amendment Proposal if we determine that additional time is necessary to effectuate the Extension.

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. Approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal. The Charter provides that we are currently not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,000. Consequently, we will not proceed with the Extension Amendment if redemptions of our Public Shares in connection with the Extension Amendment would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.
We are not asking you to vote on a Business Combination at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of a Business Combination, among other things, at a separate special meeting. If the Extension Amendment Proposal is not approved, we may not be able to consummate a Business Combination. We urge you to vote at the Special Meeting regarding the Extension.
If the Extension Amendment Proposal is approved, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a Business Combination on or before the Extended Date.
If the Extension Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal is not approved, in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date by an additional three (3) months, by depositing $0.10 per Public Share, or an aggregate of $1,380,000 for such three-month period, into the Trust Account, in exchange for an additional 920,000 warrants of the Company.
If the Extension Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date as described above, in accordance with the Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless in the event of our winding up.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Charter provides that if our stockholders approve an amendment to the Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our Business Combination before September 2, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our income and franchise taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.
Our Board believes, however, that stockholders should have an opportunity to evaluate a Business Combination, and if approved by our stockholders, the Company should have an opportunity to consummate a Business Combination. Accordingly, our Board is proposing the Extension Amendment to extend the date by which we have to complete our Business Combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of a Business Combination, and if approved by our stockholders, consummate a Business Combination. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed Business Combination in the future and the right to redeem your Public Shares in connection with such Business Combination.
Moreover, voting “FOR” the Extension Amendment Proposal will not affect your right to seek redemption of your Public Shares in connection with the vote to approve a Business Combination. Our Charter provides that if our stockholders approve an amendment to the Charter that would affect the substance or timing of our obligation to redeem 100% of the Public Shares in the event we do not complete a Business Combination by September 2, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of income and franchise taxes payable), divided by the number of then outstanding Public Shares. This Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.
Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.
If the Extension Amendment Proposal is approved, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination on or before the Extended Date.
We will not proceed with the Extension Amendment if redemptions of our Public Shares cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Why should I vote “FOR” the Founder Share Amendment Proposal?

A:
The purpose of the Founder Share Amendment Proposal is to provide the ability to convert the Founder Shares at any time prior to a Business Combination. This flexibility may aid the Company in retaining investors and meeting the NYSE continued listing requirements necessary to continue to pursue a Business Combination.

Q:
Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares in connection with the approval of the Extension Amendment, irrespective of whether such redemptions would exceed the

Redemption Limitation. The Board believes that given the Company’s expenditure of time, effort and money on finding a potential Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider a Business Combination through the Extended Date.
Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and/or the Redemption Limitation Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q:
When would the Board abandon the Extension?

A:
We are not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,000, and we will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.

In addition, even if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved, our Sponsor may elect to exercise its option to extend the Termination Date by depositing additional funds in the Trust Account, as described in our IPO prospectus.
Q:
How do the Company insiders intend to vote their shares?

A:
As of the date of this Proxy Statement, our Sponsor owns 3,450,000 shares of our Class B common stock. As such, as of the record date, our Sponsor beneficially owns an aggregate of 20.00% of the outstanding Common Stock.

The shares of Common Stock carry voting rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.
Q:
What vote is required to adopt the Extension Amendment Proposal?

A:
The approval of the Extension Amendment Proposal requires the affirmative vote by holders of at least a majority of our outstanding shares of Common Stock. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal. We have been informed by our Sponsor, who holds 20.00% of the outstanding shares of Common Stock, that it intends to vote in favor of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, any holder of Public Shares may redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of income and franchise taxes payable), divided by the number of then outstanding Public Shares. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,000, unless the Redemption Limitation Amendment Proposal is approved.

Q:
What vote is required to adopt the Founder Share Amendment Proposal?

A:
The approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding Common Stock, voting together as a single class, and (y) the affirmative vote of a majority of the outstanding Class B common stock, voting as a separate class. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved. Approval of the Extension Amendment Proposal is a condition to implementing the Founder Share Amendment. Additionally, the Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal.

Q:
What vote is required to adopt the Redemption Limitation Amendment Proposal?

A:
The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote by holders of at least a majority of our outstanding shares of Common Stock. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Redemption Limitation Amendment Proposal. We have been informed by our Sponsor, who holds 20.00% of the outstanding shares of Common Stock, that it intends to vote in favor of the Redemption Limitation Amendment Proposal.

If the Redemption Limitation Amendment Proposal is approved, the Company may redeem our Public Shares in connection with the Extension Amendment in an amount that would cause our net tangible assets to be less than $5,000,000.
Q:
What vote is required to adopt the Adjournment Proposal?

A:
If presented, the approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Adjournment Proposal. We have been informed by our Sponsor, who holds 20.00% of the outstanding shares of Common Stock, that it intends to vote in favor of the Adjournment Proposal, if presented.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:
What if I do not want to vote “FOR” the Founder Share Amendment Proposal?

A:
If you do not want the Founder Share Amendment Proposal to be approved, you must vote “AGAINST” the proposal.

Q:
What if I do not want to vote “FOR” the Redemption Limitation Amendment Proposal?

A:
If you do not want the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” the proposal.

Q:
What if I do not want to vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is presented, and you do not want it to be approved, you must vote “AGAINST” the proposal.

Q:
What happens if the Extension Amendment Proposal is not approved?

A:
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal and any Public Shares submitted for redemption will be returned to the owner, and not redeemed.

If the Extension Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date by an additional three (3) months, by depositing $0.10 per Public Share, or an aggregate of $1,380,000 for such three-month period, into the Trust Account, in exchange for an additional 920,000 warrants of the Company.
If the Extension Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date, it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless in the event of our winding up.
Q:
If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

A:
If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and implemented, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and the Company will continue to attempt to consummate a Business Combination until the Extended Date.

We will remain a reporting company under the Exchange Act and our units, Public Shares and Public Warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by our Sponsor.
If the Extension Amendment Proposal is approved but we do not complete our Business Combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless in the event of our winding up.
Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.
Q:
What happens if the Founder Share Amendment Proposal is not approved?

A:
If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of our initial Business Combination.

Q:
What happens if the Redemption Limitation Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is approved, but redemptions of our Public Shares would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is not approved, we will abandon the Extension Amendment Proposal and any Public Shares submitted for redemption will be returned to the owner, and not redeemed.

Q:
What happens to the Public Warrants if the Extension Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date by depositing additional funds into the Trust Account as described in our IPO prospectus, it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless in the event of our winding up.
Q:
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future Business Combination?

A:
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future Business Combination subject to any limitations set forth in the Charter.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:
What happens if I sell my shares of Common Stock before the Special Meeting?

A:
The record date for the Special Meeting will be earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Common Stock.

Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:
What is a quorum requirement?

A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Your securities will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the Special Meeting to another date. As of the record date for the Special Meeting, 8,625,001 shares of Common Stock would be required to achieve a quorum.
Q:
Who can vote at the Special Meeting?

A:
Only holders of record of our Common Stock at the close of business on August 5, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 17,250,000 shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, CST, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:
How many votes do I have at the Special Meeting?

A:
The Company’s stockholders are entitled to one vote at the Special Meeting for each share of Common Stock held of record as of the record date. As of the close of business on the record date, there were 17,250,000 shares of Common Stock outstanding.

Q:
Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:
The Board and the Company’s executive officers may have interests in the Extension Amendment Proposal, the Founder Share Amendment Proposal and/or the Redemption Limitation Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of Founder Shares and Private Placement Warrants that would become worthless if the Company does not complete a Business Combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers”.

Q:
Do I have appraisal rights if I object to the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal?

A:
No. There are no appraisal rights available to holders of shares of Common Stock or Public Warrants in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

Q:
What do I need to do now?

A:
You are urged to carefully read and consider the information contained in this Proxy Statement, including the annexes attached hereto, and to consider how the Extension Amendment Proposal, the Founder Share Amendment Proposal and/or the Redemption Limitation Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q:
How do I vote?

A:
If you were a holder of record of Common Stock on August 5, 2024, the record date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/silverboxcorpiii/2024. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to CST at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting in person online should contact CST no later than August 21, 2024 to obtain this information.
Q:
What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:
At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have no effect on any of the proposals.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:
How can I attend the Special Meeting?

A:
You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/silverboxcorpiii/2024. As a registered stockholder, you received a proxy card from CST, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact CST at 917-262-2373 or e-mail CST at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

You can pre-register to attend the Special Meeting in person online starting August 16, 2024. Enter the URL address into your browser, and enter your 12-digit meeting control number, name, and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If your shares are held in “street name”, you may attend the Special Meeting. You will need to contact CST at the number or email address above, to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.
If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155 (toll-free) if within the U.S. or Canada, or +1 857-999-9155 (standard rates apply) if outside of the U.S. and Canada, when prompted enter the pin 6583784#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.
Q:
Do I need to attend the Special Meeting in person online to vote my shares?

A:
No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this Proxy Statement.

Q:
If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:
Yes. After carefully reading and considering the information contained in this Proxy Statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your Public Shares for or against the Extension Amendment Proposal or do not vote your shares. As a result, the Extension Amendment Proposal can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of the NYSE.

Q:
How do I redeem my Public Shares?

A:
If the Extension Amendment is implemented, each Public Stockholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the Trust Account. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination or if the Company has not consummated our Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, (i) (A) hold Public Shares, or (B) if you hold Public Shares through Units, elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares and (ii) prior to 5:00 p.m. Eastern Time on August 21, 2024 (two (2) business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your Public Shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system. The address of CST, the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.
A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one (1) week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one (1) week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”
Q:
Is there a limit on the number of shares I may redeem?

A:
A public stockholder, together with any of his or her affiliates or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares. Accordingly, all shares in excess of 15% of the Public Shares owned by a holder will not be redeemed. On the other hand, a public stockholder who holds less than 15% of the Public Shares may redeem all of the Public Shares held by him or her for cash.
Q:
If I hold Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A:
No. There are no redemption rights with respect to the Public Warrants.

Q:
If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A:
No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such units to CST, our transfer agent, with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the units. See “How do I redeem my Public Shares?” above.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
What is the quorum requirement for the Special Meeting?

A:
A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the record date for the Special Meeting, 8,625,001 shares of Common Stock would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement, but broker non-votes will not. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.
Q:
Who is paying for this proxy solicitation?

A:
Sponsor will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Special Meeting, for a fee of up to $25,000, plus Sodali’s out-of-pocket expenses. The Company will reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the stockholder proposals, or if you need additional copies of this Proxy Statement, the proxy card, or the consent card you should contact our proxy solicitor at:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: SBXC.info@investor.sodali.com
You may also contact the Company at:
Stephen Kadenacy, Chief Executive Officer
SilverBox Corp III
1250 S. Capital of Texas Highway
Building 2, Suite 285
Austin, TX 78746
Tel: (512) 575-3637
To obtain timely delivery, the Company’s stockholders must request the materials no later than five (5) business days prior to the Special Meeting.
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., Eastern Time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

FORWARD-LOOKING STATEMENTS
Certain statements included in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding the Company, the Company’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:
•
our ability to select an appropriate target business or businesses;

•
our ability to complete our Business Combination;

•
our expectations around the performance of the prospective target business or businesses;

•
our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our Business Combination;

•
our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our Business Combination;

•
our potential ability to obtain additional financing to complete our Business Combination;

•
our pool of prospective target businesses;

•
the ability of our officers and directors to generate a number of potential acquisition opportunities;

•
our public securities’ potential liquidity and trading;

•
the lack of a market for our securities;

•
the use of proceeds not held in the trust account or available to us from interest income on the Trust Account balance; or

•
the Trust Account not being subject to claims of third parties.

These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS
You should consider carefully all of the risks described in our (i) final prospectus for our IPO, (ii) Annual Report on Form 10-K filed with the SEC on March 14, 2024, (iii) subsequent Quarterly Report on Form 10-Q, as filed with the SEC, and (iv) other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, we can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, we expect to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem their shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
A new 1% U.S. federal excise tax could be imposed on us in connection with any redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.
On December 27, 2022, the Treasury Department published Notice 2024-2 as interim guidance and on April 9, 2024 issued proposed regulations on the application of the excise tax. Notice 2024-2 and the proposed regulations generally provide that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax (“Liquidation Exception”). Although these rules clarify certain aspects of the excise tax, the interpretation and operation of some aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim rules are subject to change.
As described under the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete the Business Combination (currently September 2, 2024) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase effected by us after December 31, 2022, in connection with a

Business Combination, extension vote or otherwise, may be subject to this excise tax unless the Liquidation Exception or some other exception applies. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our common stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with the Business Combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases including those in connection with the Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of any final regulations and other guidance from the Treasury Department.
If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company.
On January 24, 2024, the SEC issued final rules (“Final Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. These rules may materially adversely affect our ability to engage financial and capital market advisors, negotiate and complete the Business Combination and may increase the costs and time related thereto.
On March 30, 2022, the SEC had proposed rules which would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
In adopting the Final Rules, SEC did not adopt the proposed safe harbor but did provide guidance on activities that may raise concerns as to investment company status.
Notwithstanding the foregoing guidance, there remains uncertainty concerning the applicability of the Investment Company Act to SPACs, including a company like ours, that has not completed its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. On or prior to the 24-month anniversary of the effective date of the registration statement for our IPO, we expect we will instruct CST, the trustee with respect to the Trust

Account, to liquidate the liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a U.S. bank until the earlier of the consummation of the Business Combination or our liquidation. We will receive lower interest on the funds held in such deposit account (as compared to continuing to invest such funds in interest-bearing U.S. government securities). As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption of Public Shares or our liquidation.
In the event the Extension Amendment Proposal is approved and effected, the ability of our public stockholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.
A public stockholder may request that we redeem all or a portion of such public stockholder’s Public Shares for cash. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the market price per share is higher than the per-share redemption price paid to public stockholders who elect to redeem their shares.

BACKGROUND
We are a blank check company incorporated under the laws of the State of Delaware on January 13, 2021, whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our Business Combination.
On March 2, 2023, we consummated our IPO of 13,800,000 Units, which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,800,000 Units, at $10.00 per Unit, generating gross proceeds of $138,000,000. Simultaneously with the closing of our IPO, we consummated the sale of 4,260,000 private placement warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement to the Sponsor, generating gross proceeds of $6,390,000.
On the record date of the Special Meeting, there were 17,250,000 shares of Common Stock outstanding, of which 13,800,000 were Public Shares. Our Sponsor owns 3,450,000 shares of Common Stock, or 20.00% of our outstanding shares of Common Stock, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal.
The mailing address of the Company’s principal executive office is 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, TX 78746, and its phone number is (512) 575-3637.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of material United States federal income tax considerations for holders of shares of Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal and/or Redemption Limitation Amendment Proposal. This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This discussion does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold shares of Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the shares of Common Stock. In addition, this discussion does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this discussion is limited to investors that hold our shares of Common Stock as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of such partnership and certain determinations made at the partner level. If you are a partner of a partnership (including an entity or arrangement so treated as a partnership) holding shares of Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF SHARES OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of shares of Common Stock that elect to have their shares of Common Stock redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner whose shares of Common Stock are so redeemed and who is:
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an individual who is a United States citizen or resident of the United States;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

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a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

In the event that a U.S. Holder’s shares of Common Stock is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares of Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of Common Stock treated as held by the U.S. Holder (including any Common Stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of shares of Common Stock generally will be treated as a sale of the shares of Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only Common Stock actually owned by the U.S. Holder, but also shares of Common Stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to Common Stock owned directly, Common Stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder. In order to meet the substantially disproportionate test, (i) the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of shares of Common Stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (and the same test must generally also be met with respect to common stock whether or not voting), and (ii) the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder must be less than 50% of our total outstanding voting stock immediately following the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of Common Stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of Common Stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Common Stock owned by certain family members and certain other requirements are satisfied. The redemption of the shares of Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
U.S. Holders of shares of Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of Common Stock will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Our Common Stock Treated as a Sale
If the redemption qualifies as a sale of shares of Common Stock, the U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the shares of Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the shares of Common Stock based upon the then fair market value of the shares of Common Stock) and (ii) the U.S. Holder’s adjusted tax basis in its shares of Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its shares of Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of shares of Common Stock or the U.S. Holder’s initial basis for shares of Common Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of shares of Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our shares of Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the shares of Common Stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Treatment of the redemption as a distribution is not expected to result in material amounts of dividend income to holders, as we do not expect that we would have material amounts of current or accumulated earnings and profits. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of shares of Common Stock that elect to have their shares of Common Stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) whose shares of Common Stock is so redeemed and is not a U.S. Holder.
The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s shares of Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s shares of Common Stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.
Non-U.S. Holders of shares of Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of Common Stock will be treated as a sale or as a distribution under the Code.
Redemption of Our Common Stock Treated as a Sale
Subject to the discussion of backup withholding and FATCA below, if the redemption qualifies as a sale of shares of Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of any gain recognized on a sale of shares of Common Stock, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

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the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

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we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held shares of Common Stock, and, in the case where shares of Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of shares of Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of shares of Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions
If the redemption does not qualify as a sale of shares of Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of

Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of shares of Common Stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Redemption of Our Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
See also the discussion of the rules regarding backup withholding and FATCA below.
Information Reporting and Backup Withholding
Payments made to holders in redemption of their shares of Common Stock may be reported to the IRS. In addition, under the United States federal income tax laws, backup withholding at the statutory rate (currently 24%) may apply to the amount paid to certain stockholders (who are not “exempt” recipients) pursuant to the redemption. To prevent such backup United States federal income tax withholding, each stockholder who is a U.S. Holder and who does not otherwise establish an exemption from backup withholding must notify the applicable withholding agent of the stockholder’s taxpayer identification number (employer identification number or social security number) and provide certain other information by completing, under penalties of perjury, an IRS Form W-9. Failure to timely provide the correct taxpayer identification number on the IRS Form W-9 may subject the holder to certain penalties imposed by the IRS.
Certain “exempt” recipients (including, among others, generally all corporations and certain Non-U.S. Holders) are not subject to these information reporting and backup withholding requirements. For a Non-U.S. Holder to qualify for such exemption, such Non-U.S. Holder must submit a statement (generally, an IRS Form W-8BEN or W-8BEN-E or other applicable Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Holder’s exempt status. A disregarded (for U.S. federal income tax purposes) domestic entity that has a regarded foreign owner must use the appropriate IRS Form W-8 of such regarded owner, and not IRS Form W-9.
Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their United States federal income tax liability or may claim a refund of such amounts if they timely provide certain required information to the IRS.
Stockholders should consult their tax advisors regarding the application of backup withholding to their particular circumstances and the availability of, and procedure for obtaining, an exemption from backup withholding.
FATCA
Under Sections 1471 through 1474 of the Code, commonly referred to as “FATCA,” and related administrative guidance, a United States federal withholding tax of 30% generally will be imposed on dividends that are paid to “foreign financial institutions” and “non-financial foreign entities” (as specifically defined under these rules), whether such institutions or entities hold shares of Common Stock as beneficial owners or intermediaries, unless specified requirements are met. Because, as discussed above, the applicable withholding agent may treat amounts paid to Non-U.S. Holders participating in the redemption as dividends for United States federal income tax purposes, such amounts may also be subject to withholding under FATCA if such requirements are not met. In such case, any withholding under FATCA may be credited against, and therefore reduce, any 30% withholding tax on dividend distributions as discussed above. Although the Code provides that FATCA withholding generally also will apply to payments of gross proceeds from the sale or other disposition of stock (such as Common Stock), the U.S. Treasury Department has released proposed Treasury Regulations that, if finalized in their present form, would eliminate the FATCA withholding tax applicable to gross proceeds from sales or other dispositions of stock. In its preamble to such proposed Treasury Regulations, the U.S. Treasury Department stated that taxpayers generally may rely on the proposed Treasury Regulations until final Treasury Regulations are issued. Foreign financial institutions and non-financial foreign entities located in jurisdictions that have an intergovernmental agreement with the United States with respect to FATCA may be subject to different rules. Non-U.S. Holders should consult with their tax advisors regarding the possible application of these rules to the redemption of such holders’ shares of Common Stock.
The foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING
We are furnishing this Proxy Statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting and at any adjournment or postponement thereof. This Proxy Statement is first being furnished to our stockholders on or about August 7, 2024. This Proxy Statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.
Date, Time and Place.
The Special Meeting will be held on August 23, 2024 at 7:00 a.m., Pacific Time, conducted via live webcast at the following address: https://www.cstproxy.com/silverboxcorpiii/2024. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
Purpose of the Special Meeting.
At the Special Meeting, the Company will ask the stockholders to vote in favor of the following proposals:
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Proposal No. 1 — The “Extension Amendment Proposal” — a proposal to approve the adoption of the Extension Amendment and the Extension;

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Proposal No. 2 — The “Founder Share Amendment Proposal” — a proposal to approve the adoption of the Founder Share Amendment;

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Proposal No. 3 — The “Redemption Limitation Amendment Proposal” — a proposal to approve the adoption of the Redemption Limitation Amendment; and

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Proposal No. 4 — The “Adjournment Proposal” — a proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the NYSE.

Record Date and Voting
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on August 5, 2024, which is the record date for the Special Meeting. On the record date, there were 17,250,000 shares of Common Stock outstanding, of which 3,450,000 shares are held by our Sponsor.
Our Sponsor intends to vote all of its shares of Common Stock in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal. The Public Warrants do not have voting rights at the Special Meeting.
Voting Your Shares
You can vote your shares at the Special Meeting by proxy or virtually.
You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Stephen Kadenacy and Daniel Esters to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.
Alternatively, you can vote your shares in person by attending the Special Meeting virtually.
A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Adjournment Proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, “FOR” the Founder Share Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and, if presented, “FOR” the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to SBXC.info@investor.sodali.com.
Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.
Quorum and Vote Required for the Proposals
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding Common Stock on the record date that are (i) entitled to vote at the Special Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the presiding officer of the Special Meeting has the power to adjourn the Special Meeting. As of the record date for the Special Meeting, 8,625,001 shares of our Common Stock would be required to achieve a quorum.
Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s shares of Common Stock outstanding on the record date. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, and (y) the affirmative vote of a majority of the outstanding Class B common stock, voting as a separate class. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting of stockholders.
If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Proposal. Broker non-votes will also have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Proposal.

If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that, if the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, a public stockholder who tenders Public Shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers will be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.
If the Extension Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date by an additional three (3) months, by depositing $0.10 per Public Share, or an aggregate of $1,380,000 for such three-month period, into the Trust Account, in exchange for an additional 920,000 warrants of the Company.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:
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you may send another signed proxy card with a later date, to Stephen Kadenacy, the Company’s Chief Executive Officer at 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, TX 78746 before the Special Meeting that you have revoked your proxy;

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you may send a notice of revocation to Stephen Kadenacy, the Company’s Chief Executive Officer at 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, TX 78746 before the Special Meeting that you have revoked your proxy; or

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you may attend the Special Meeting, revoke your proxy and vote in person online, as indicated above.

Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Sodali & Co., our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Public Warrants in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.
Solicitation of Proxies
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Sodali to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Sodali a fee of up to $25,000, plus Sodali’s out-of-pocket expenses. The Company will reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Stock Ownership
As of the record date, our Sponsor beneficially owns an aggregate of 20.00% of the outstanding shares of Common Stock. Our Sponsor intends to vote all of its shares of Common Stock in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

•
the beneficial ownership of the Sponsor of Founder Shares and Private Placement Warrants, which shares and warrants would become worthless if the Company does not complete a Business Combination by September 2, 2024, which is nine months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called Special Meeting, such later date), as our Sponsor has waived any redemption right with respect thereto. Our Sponsor paid an aggregate of $25,000 for its 3,450,000 Founder Shares and $6,390,000 for its 4,260,000 Private Placement Warrants. The Founder Shares and the shares of Common Stock comprising the Private Placement Warrants have an aggregate market value of approximately $36,880,500 and $45,539,400 respectively, based on the closing price of Class A common stock of $10.69 on NYSE on August 5, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement. Sponsor is the record holder of the shares reported herein. Boxwood Holdings II LLC, of which Stephen Kadenacy, our Chairman and Chief Executive Officer, and Joseph Reece, our Founding Partner, are co-managing members and as such, has voting and investment discretion with respect to the Founder Shares held of record by our Sponsor and may be deemed to have shared beneficial ownership of the Founder Shares held directly by our Sponsor;

•
the fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of a Business Combination, including through the date of the special meeting to vote on a Business Combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-Business Combination Board of directors determines to pay to its directors and officers if they continue as directors and officers following such Business Combination;

•
the fact that our Sponsor has agreed not to redeem any of its shares in connection with a stockholder vote to approve a Business Combination or in connection with a stockholder vote to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal;

•
the fact that, commencing on March 2, 2023, we have agreed to pay our Sponsor a total of $25,000 per month for office space, utilities, and secretarial and administrative support. Upon completion of our Business Combination or our liquidation, we will cease paying these monthly fees. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we may continue to pay our Sponsor the $25,000 per month for a longer period than we would otherwise be required to pay;

•
the fact that our Sponsor, officers, directors, and/or their affiliates will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable Business Combinations; and

•
the fact that our Sponsor will lose its entire investment in us if our Business Combination is not completed.

The Board’s Reasons for the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and the Redemption Limitation Amendment are in the best interests of the

Company and its stockholders. AS such, our Board has approved and declared advisable adoption of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal (and, if presented, the Adjournment Proposal), and recommends that you vote “FOR” on each proposal.
Our Charter provides that we have until September 2, 2024 to complete our Business Combination, unless such period is extended by the Sponsor pursuant thereto. Our Charter provides that if our stockholders approve an amendment to the Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our Business Combination before September 2, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our income and franchise taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.
We believe that it is in the best interests of our stockholders to extend the date that we have to consummate a Business Combination to the Extended Date via the Extension Amendment in order to allow our stockholders the opportunity to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination.
However, if the Extension Amendment Proposal is approved, but redemptions of our Public Shares would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is not approved, we will have to abandon the Extension Amendment Proposal, pursuant to the Charter.
If the Extension Amendment Proposal is approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we may not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate for the Company not to be subject to a limitation in respect of the number of Public Shares that can be redeemed in connection with the Extension Amendment Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders to amend the Certificate of Incorporation to permit us to redeem our Public Shares even if such redemptions would cause our net tangible assets to be less than $5,000,000.
The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the NYSE following any stockholder redemptions in connection with the Extension.
If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and redemptions have exceeded the Redemption Limitation, we may not be able to proceed with the Extension. In that scenario, our Sponsor may elect to extend the Termination Date by depositing additional funds into the Trust Account as described in our IPO prospectus. If our Sponsor does not elect to extend the Termination Date, it is expected that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

After careful consideration of all relevant factors, our Board determined that the Extension Amendment and the Redemption Limitation Amendment are in the best interests of the Company and its stockholders.
Principal Executive Offices
Our principal executive offices are located at 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, TX 78746. Our telephone number at such address is (512) 575-3637.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

THE EXTENSION AMENDMENT PROPOSAL
Overview
We are proposing to amend the Charter to extend the date by which we have to consummate a Business Combination to the Extended Date.
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date by an additional three (3) months, by depositing $0.10 per Public Share, or an aggregate of $1,380,000 for such three-month period, into the Trust Account, in exchange for an additional 920,000 warrants of the Company.
If the Extension Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date as described above, it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The purpose of the Extension Amendment is to allow us more time to complete a Business Combination in case such additional time is needed. The Charter provides that we have until September 2, 2024 to complete our Business Combination, unless such period is extended by the Sponsor pursuant thereto.
A copy of the proposed amendments to the Charter of the Company is attached to this Proxy Statement in Annex A.
If the Extension Amendment Proposal is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to the Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our registered Units, Common Stock and Public Warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $147.7 million that was in the Trust Account as of August 5, 2024. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is approved but we do not complete our Business Combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income and franchise taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
Holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,000 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, unless the Redemption Limitation Amendment Proposal is approved.
Redemption Rights
If the Extension Amendment and the Redemption Limitation Proposal are implemented, each Public Stockholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the Trust Account. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination or if the Company has not consummated a Business Combination by the Extended Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on August 21, 2024 (two business days before the Special Meeting), both:
•
submit a request in writing that the Company redeem your Public Shares for cash to CST, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
and
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deliver your Public Shares either physically or electronically through DTC’s DWAC (Deposit/Withdrawal At Custodian) system to the Company’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is the Company’s understanding that stockholders should generally allot at least one (1) week to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than one (1) week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.

Each redemption of Public Shares by the Public Stockholders will decrease the amount in the Trust Account. The Company will not redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,000, unless the Redemption Limitation Amendment Proposal is approved.
We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the IR Act on any redemptions or stock buybacks by the Company.
Prior to exercising redemption rights, stockholders should verify the market price of their Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure you that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.
If you exercise your redemption rights, your Public Shares will cease to be outstanding immediately prior to the Extension Amendment and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less income and franchise taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.
If the Extension Amendment Proposal is not approved and (i) the Company does not consummate our Business Combination by September 2, 2024, (ii) pursuant to the terms of the Charter, the Sponsor does not extend the deadline for the Company to consummate a Business Combination or (iii) the Company does not otherwise obtain the approval of the Company stockholders to extend the deadline for the Company to consummate a Business Combination, the Company will be required to dissolve and liquidate and the Public Warrants will expire worthless.
Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.
If you hold Units registered in your own name, you must deliver the certificate for such units to CST with written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Share from the units.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.
Vote Required for Approval
The affirmative vote by holders of at least a majority of the outstanding shares of the Company’s Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our Public Shares would cause the Company to have less than $5,000,000 of net tangible assets following implementation of the Extension Amendment.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares. The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers” for a further discussion.

THE FOUNDER SHARE AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the Charter to allow the Company to convert the Founder Shares to Class A common stock on a one-for-one basis at any point prior to the Business Combination at the option of the holder.
Upon conversion of the Founder Shares to Class A common stock, such Class A common stock converted from Founder Shares shall not be entitled to receive funds from the Trust Account through redemptions or otherwise.
A copy of the proposed amendments to the charter is attached to this proxy statement as Annex A.
Reasons for the Founder Share Amendment Proposal
The Charter provides that the holders of Class B common stock can convert their shares of Class B common stock to Class A common stock upon the consummation of a Business Combination on a one-to-one basis at the option of the holder. The purpose of the Founder Share Amendment Proposal is to allow conversion of the Founder Shares at any time prior to a Business Combination. This flexibility may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination.
Required Vote
The affirmative vote by holders of at least a majority of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Founder Share Amendment, and holders of at least a majority of the Company’s outstanding Class B common stock, voting as a separate class. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment. If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of our Business Combination.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers” for a further discussion.

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend the Charter to eliminate the requirement that the Company have in excess of $5,000,000 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and the Redemption Limitation. Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Redemption Limitation. A copy of the proposed amendments to the charter is attached to this proxy statement in Annex A.
Reasons for the Redemption Limitation Amendment Proposal
Our Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its stockholders.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a Business Combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsors may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
In addition, the Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,000 upon the consummation of the Business Combination, the Charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote by holders of at least a majority of our outstanding shares of Common Stock. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Amendment Proposal is not approved. Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation Amendment will not be implemented.
All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Redemption Limitation Amendment Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (y) or, if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of the NYSE. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and/or the Redemption Limitation Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond September 1, 2024.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals presented at the Special Meeting.
Vote Required for Approval.
Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposal.
The approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Common Stock by:
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each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the Sponsor, the Company’s directors, and officers and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
As of the record date, there were a total of 17,250,000 shares of Common Stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of Shares of Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
5% or Greater Beneficial Owners
SilverBox Sponsor III LLC (the sponsor)(3)	3,450,000	20.00%
Wealthspring Capital LLC(4)	1,846,222	13.40%
Periscope Capital Inc.(5)	1,135,535	9.00%
HGC Investment Management Inc.(6)	1,135,535	8.23%
Healthcare of Ontario Pension Plan Trust Fund(7)	800,000	5.80%
AQR Capital Management LLC(8)	718,294	5.21%
Fir Tree Capital Management LP(9)	709,601	5.14%
Aristeia Capital, L.L.C.(10)	700,000	5.07%
Directors and Executive Officers
Stephen Kadenacy	3,450,000	20.00%
Joseph Reece	3,450,000	20.00%
Daniel Esters	—	—
Jin Chun	—	—
Duncan Murdoch	—	—
David Lee	—	—
Richard Gadbois	—	—
Juan I. Creixell	—	—
Katie O’Reilly	—	—
All executive officers and directors as a group (9 individuals)	—	—

(1)
Unless otherwise noted, the business address of the Sponsor and each of the directors and executive officers of the Company is 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, TX 78746.

(2)
Interests shown consist solely of Common Stock.

(3)
SilverBox Sponsor III LLC is the record holder of the shares reported herein. Certain members of our Advisory Group will be members of SilverBox Sponsor III LLC, and Mr. Kadenacy and Mr. Reece, sour Chairman and Chief Executive Officer and our Founding Partner, respectively, are each a principal of SilverBox Sponsor III LLC. As such, they may be deemed to have or share beneficial ownership of the Class B common stock held directly by SilverBox Sponsor III LLC. Such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)
Based on the Schedule 13G/A filed with the SEC on February 8, 2024 on behalf of Wealthspring Capital LLC and Matthew Simpson (collectively, “Wellspring”), as of December 31, 2023, Wellspring reported that it has shared voting and dispositive power over 1,846,222 shares of the Company’s Class A common stock. Mr. Simpson is a manager of Wellspring Capital LLC. The business address of Wellspring is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(5)
Based on the Schedule 13G filed with the SEC on February 9, 2024, Periscope Capital Inc. reported beneficial ownership of 1,239,107 shares of Class A common stock, and acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 1,239,107 shares. The business address of Periscope Capital Inc. is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(6)
Based on the Schedule 13G filed with the SEC on February 14, 2024, HGC Investment Management Inc., a company incorporated under the laws of Canada, serves as the investment manager to The HGC Fund LP, an Ontario limited partnership, with respect to the Common Stock held by HGC Investment Management Inc. on behalf of The HGC Fund LP. The business address of HGC Investment Management Inc. is 1073 Yonge Street, 2nd Floor, Toronto, ON, Canada M4W 2L2.

(7)
Based on the Schedule 13G filed with the SEC on February 13, 2024, Healthcare of Ontario Pension Plan Trust Fund reported beneficial ownership of 800,000 shares of Class A common stock. The business address of Healthcare of Ontario Pension Plan Trust Fund is York Street, Suite 1900, Toronto, Ontario, Canada, M5J 0B6.

(8)
Based on the Schedule 13G/A filed with the SEC on February 14, 2024, (1) AQR Capital Management, LLC, (2) AQR Management Holdings, LLC, and (3) AQR Arbitrage, LLC reported beneficial ownership of 718,294 shares of Class A common stock. The business address of each of AQR Capital Management, LLC, AQR Management Holdings, LLC, and AQR Arbitrage, LLC is One Greenwich Plaza, Greenwich, Connecticut 06830.

(9)
Based on the Schedule 13G filed with the SEC on February 14, 2024, Fir Tree Capital Management LP reported beneficial ownership of 709,601 shares of Class A common stock. The business address of Fir Tree Capital Management LP is 500 5th Avenue, 9th Floor, New York, New York 10110.

(10)
Based on the Schedule 13G/A filed with the SEC on February 14, 2024, Aristeia Capital, L.L.C. reported beneficial ownership of 700,000 shares of Class A common stock. The business address of Aristeia Capital, L.L.C. is One Greenwich Plaza, Suite 300 Greenwich, CT 06830.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.
OTHER INFORMATION
Stockholder Communications
Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, TX 78746.
Transfer Agent; Warrant Agent and Registrar
The registrar and transfer agent for the shares of Common Stock and the warrant agent for warrants is CST. The Company has agreed to indemnify CST in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.
Delivery of Documents to Stockholders
Pursuant to the rules of the SEC, the Company, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Proxy Statement. Upon written or oral request, we will deliver a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this Proxy Statement may likewise request delivery of single copies of Proxy Statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (512) 575-3637, and 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, TX 78746.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, Proxy Statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement as well as our periodic reports, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:
Stephen Kadenacy, Chief Executive Officer
SilverBox Corp III
1250 S. Capital of Texas Highway
Building 2, Suite 285
Austin, TX 78746
Tel: (512) 575-3637
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: SBXC.info@investor.sodali.com

All information contained in this Proxy Statement relating to the Company has been supplied by the Company.
The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that is different from, or in addition to, that contained in this Proxy Statement.
Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this Proxy Statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this Proxy Statement does not extend to you. The information contained in this Proxy Statement speaks only as of the date of this Proxy Statement unless the information specifically indicates that another date applies.
Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: SBXC.info@investor.sodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at SilverBox Corp III, 1250 S. Capital of Texas Highway, Building 2, Suite 285, Austin, TX 78746.
If you are a stockholder of the Company and would like to request documents, please do so by August 16, 2024 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SILVERBOX CORP III
                 , 2024
SILVERBOX CORP III, (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “SilverBox Corp III”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on March 16, 2021, as amended by the Certificates of Amendment to the Certificate of Incorporation filed with the Delaware Secretary of State on May 17, 2021 and February 1, 2023 (collectively, the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on February 27, 2023 (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation is referred to herein as the “Charter”.

2.
This amendment (the “Amendment”) to the Amended and Restated Certificate of Incorporation further amends the Charter.

3.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote by holders of at least a majority of the outstanding shares of Common Stock, voting together as a single class, in regards to the amendments to ARTICLE IX of the Amended and Restated Certificate of Incorporation, and duly adopted by the affirmative vote of both (x) a majority of the holders of outstanding Common Stock, voting together as a single class, and (y) a majority of the outstanding Class B common stock, voting as a separate class, in regards to the amendment to Section 4.3(b)(i), in each case, at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.
Section 4.3(b)(i) of the Charter is hereby amended and restated to read in full as follows:

“(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time at the election of holder of such shares of Class B Common Stock and (B) automatically on the closing of the Business Combination.”
5.
Section 9.1(c) of the Article IX of the Charter is hereby amended and restated in its entirety to read as follows:

“(c) Notwithstanding the foregoing, in the event that the Corporation has not consummated an initial Business Combination by September 2, 2024 (the “Termination Date”), the Corporation may extend the Termination Date until up to March 2, 2025, comprised of six one-month extensions (each an “Extension”), for a total of six months after the Termination Date.”
6.
The following text of Section 9.2(a) of Article IX of the Charter is hereby deleted in its entirety:

“; provided, however, that the Corporation shall not redeem or repurchase Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) in excess of $5 million or any greater net tangible asset or cash requirement upon consummation of the Corporation’s initial Business

Combination which may be contained in the agreement relating to the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”)”.
7.
Section 9.2(e) of Article IX of the Charter is hereby amended and restated in its entirety as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination (or such other vote as the applicable law or stock exchange rules then in effect may require).
8.
Section 9.2(f) of Article IX of the Charter is hereby deleted in its entirety.

9.
The following text of Section 9.7 of Article IX of the Charter is hereby deleted in its entirety:

“The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.”

IN WITNESS WHEREOF, SilverBox Corp III has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of this         day of                 , 2024.
SILVERBOX CORP III
By:

Name:
Stephen Kadenacy

Title:
Chief Executive Officer

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF SILVERBOX CORP IIITHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Stephen Kadenacy and Daniel Esters (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of SilverBox Corp III (the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company, to be August 23, 2024, at 7:00 a.m. Pacific Time, virtually over the internet at https://www.cstproxy.com/silverboxcorpiii/2024 (the “Special Meeting of Stockholders”), and at any adjournments and/or postponements thereof.The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side)SILVERBOX CORP III — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4. 1.To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter (the “Extension Amendment”) to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) from September 2, 2024 (the “Termination Date”) to March 2, 2025, comprised of six (6) one-month extensions (each, an “Extension”) for a total of six months following the Termination Date (assuming the Business Combination has not occurred) (the end date of each such Extension, the “Extended Date”) (the “Extension Amendment Proposal”).2.To consider and vote upon a proposal to amend (the “Founder Share Amendment”) the Charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “Founder Shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock” and, together with the Class B common stock, the “Common Stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”). FOR☐FOR☐ AGAINST☐AGAINST☐ ABSTAIN☐ABSTAIN☐

3.To consider (the “Redemption Limitation Amendment”) and vote upon a proposal to amend the Charter pursuant to an amendment to the Charter to eliminate the limitation that the Company may not redeem the Class A common stock included as part of the units sold in the Company’s initial public offering to the extent that such redemption would result in the Company having net tangible assets of less than$5,000,000 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the redemption limitation (the “Redemption Limitation Amendment Proposal”).4.To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (the “Adjournment Proposal”). FOR☐FOR☐ AGAINST☐AGAINST☐ ABSTAIN☐ABSTAIN☐ Dated: , 2024Signature(Signature if held Jointly)When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the above signed stockholder(s). If no direction is made, this proxy will be voted FOR all of Proposal 1, Proposal 2, Proposal 3 and Proposal 4. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.